Summary Prospectus
August 8, 2023
Madison Dividend Income ETF
Ticker: DIVL

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information (SAI) and other information about the Fund online at www.madisonfunds.com/ProspectusReports. You can also obtain this information at no cost by calling (800) 767-0300 or by sending an email request to madisonlitrequests@madisonadv.com. The current prospectus and SAI dated August 8, 2023, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Madison Dividend Value ETF (the “Fund”) seeks to produce current income while providing an opportunity for capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees: None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	None
Total Annual Fund Operating Expenses	0.65%
(1)“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$66	$208
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has no operational history and therefore no historical turnover rate.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing in equity securities of companies with a market capitalization of over $1 billion and a history of paying dividends, with the ability to increase dividends over time. Under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in dividend paying equity securities.
The Fund's investment advisor, Madison Asset Management, LLC (“Madison” or the “Advisor”), will identify investment opportunities by screening for companies that generally have the following characteristics:
•A dividend yield of at least 110% of the market dividend yield. For this purpose, the “market dividend yield" consists of the dividend yield of the companies in the S&P 500® Index;
•A strong balance sheet;
•A dividend history that has been maintained and which is likely to increase; and
•Trade near or within the highest quartile (25%) of the company’s historical dividend yield relative to the S&P 500® Index, due to issues which Madison views as temporary. Relative dividend yield is defined as a stock’s dividend yield divided by the S&P 500 dividend yield. The Advisor compares a company’s current relative dividend yield to the relative yield over its prior historical range up to 20 years. When a stock is trading near or within the highest quartile of its historical relative yield range, it is eligible for purchase in the fund.
The Fund may invest up to 50% of its net assets in equity securities rated below A- by Standard & Poor's. The Fund expects to be fully invested in equity securities but will maintain the flexibility to hold up to 20% of the Fund’s net assets in preferred stocks and investment grade fixed income securities when warranted in Madison's discretion.

ETF-DIVL SPRO 0823    Madison Dividend Income ETF | 1

The Fund may also invest up to 50% of its common stock allocation in foreign securities, including American Depositary Receipts (ADRs) and emerging market securities. To the extent invested in common stocks, the Fund generally invests in 30-60 companies at any given time. This reflects Madison's belief that the Fund should be invested in Madison's top investment ideas, and that focusing on Madison's highest conviction investment ideas is the best way to achieve the Fund’s investment objective.
Toroso Investments, LLC (“Toroso” or the “Subadvisor”) is responsible for implementing the Fund’s investment program by, among other things, trading portfolio securities and performing related services, and providing tax optimization services.Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
Equity Risk. Equity risk is the risk that securities held by the Fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the circumstances and performance of companies whose securities the Fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Value Investing Risk. The Fund may invest in common stocks issued by companies which, based upon their lower-than-average price-to-book ratios, are believed to be undervalued or inexpensive relative to other companies in the same industry or the economy as a whole. These common stocks are considered undervalued or inexpensive on the basis of the issuer’s business and economic fundamentals or the securities’ current and projected credit profiles, relative to current market price. Such securities are subject to the risk of misestimating certain fundamental factors and will generally underperform during periods when value style investments are out of favor.
Foreign Security and Emerging Market Risk. Investments in foreign securities, including investments in ADRs and emerging market securities, involve risks relating to currency fluctuations and to political, social, and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Depository Receipt Risk. Depository receipts, such as American depository receipts (“ADRs”), global depository receipts (“GDRs”), and European depository receipts (“EDRs”), may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depository receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Depository receipts involve many of the same risks as direct investments in foreign securities. These risks include, but are not limited to, fluctuations in currency exchange rates, which are affected by international balances of payments and other financial conditions; government interventions; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depository receipts that are traded over the counter may also be subject to liquidity risk.
New Fund Risk. The Fund is new and has no performance history or assets as of the date of this prospectus. The Fund expects to have fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure, and in turn, the Fund’s returns for limited periods of time.
Market Risk. The share price of the Fund reflects the value of the securities it holds. If a security’s price falls, the share price of the Fund will go down (unless another security’s price rises by an offsetting amount). If the Fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
Performance
The Fund does not have a performance history. Once available, the Fund’s performance information, and information that gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance, will be available on the Fund’s website at www.madisonfunds.com.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Management
    Investment Advisor
    Madison Asset Management, LLC
    Investment Subadvisor
Toroso Investments, LLC
    Portfolio Managers
The Madison Dividend Value ETF is co-managed by John Brown, CFA, and Drew Justman, CFA. The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.
Mr. Brown, Vice President and Portfolio Manager/Analyst of Madison has co-managed the Fund since the Fund's inception in 2023. Mr. Justman, Vice President and Portfolio Manager/Analyst of Madison, has co-managed the Fund since the Fund's inception in 2023.

Madison Dividend Income ETF | 2

Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Individual shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, bid-ask spreads and the median bid-ask spread for the Fund’s most recent fiscal year, is available online at www.madisonfunds.com.
Tax Information
Distributions from the Fund may be taxed as ordinary income or long-term capital gains. Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.
Madison Dividend Income ETF | 3